CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Feb. 28, 2015	Aug. 31, 2014	Dec. 31, 2013
Statement of Financial Position [Abstract]
Debt Instrument, Unamortized Discount	$ 353,873	$ 71,758	$ 298,417
Accounts receivable, net		$ 0	$ 0
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares Authorized	75,000,000	937,500,000	937,500,000
Common Stock, Shares, Issued	39,786,450	38,536,450	25,051,591
Common Stock, Shares, Outstanding	39,786,450	38,536,450	25,051,591